CMA

CMA Treasury Fund

Semi-Annual Report





September 30, 1999


MERRILL LYNCH BULL LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.






CMA Treasury Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


DEAR SHAREHOLDER:

For the six-month period ended September 30, 1999, CMA Treasury Fund paid shareholders a net annualized dividend of 4.09%*. As of September 30, 1999, the Fund's 7-day yield was 4.32%.

The average portfolio maturity for CMA Treasury Fund at September
30, 1999 was 77 days, compared to 71 days at March 31, 1999.

The Environment
During the six-month period ended September 30, 1999, continued strength in the domestic economy and increasing signs of recovery in the global economies prevailed. In June, the broad US stock market averages reached record highs. However, by July, fears of accelerating inflation and the associated risk of additional increases in interest rates persisted. The likelihood of additional monetary policy tightening by the Federal Reserve Board was renewed following the release of stronger-than-expected economic data.

Stock prices declined for the third consecutive month in September as a weakening of the US dollar against the Japanese yen prompted worries over threats to Japan's fragile economic recovery and the potential for accelerated repatriation of US investments. In addition, the bulging trade deficit, coupled with rising commodity prices and ongoing robust economic activity, suggested the Federal Reserve Board might increase short-term interest rates for the third time this year at its November meeting. During this time, we adopted a more conservative investment strategy by shortening the Fund's average life and limiting longer-term investments.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

For the September period, the US bond market was a beneficiary of many of these developments. While fixed-income investors reacted poorly to evidence of incipient inflationary pressures and the prospect of higher interest rates in the early months of the quarter, a significant rally ensued in September driven by a slowdown in average hourly earnings and extremely benign inflation reports.

In Conclusion
We thank you for your interest in CMA Treasury Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Jacqueline Rogers)
Jacqueline Rogers
Vice President and Portfolio Manager


November 2, 1999




CMA TREASURY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999   (IN THOUSANDS)

                   Face    Interest     Maturity         Value
Issue             Amount     Rate         Date         (Note 1a)

                 US Government Obligations*--99.1%

US Treasury     $  7,000     3.80 %     10/14/1999    $    6,988
Bills              5,986     3.81       10/14/1999         5,976
                  98,000     4.58       10/14/1999        97,825
                     149     4.47       10/21/1999           149
                   1,767     4.49       10/21/1999         1,763
                   3,820     4.51       10/21/1999         3,810
                  22,608     4.63       10/21/1999        22,552
                   9,480     4.64       10/21/1999         9,456
                   7,810     4.62       10/28/1999         7,783
                  54,889     4.57       11/04/1999        54,660
                  33,009     4.68       11/04/1999        32,871
                  80,507     4.645      11/12/1999        80,097
                   3,314     4.69       11/12/1999         3,297
                  40,000     4.695      11/12/1999        39,796
                  12,163     4.70       11/12/1999        12,101
                  50,000     4.79       11/12/1999        49,745
                  50,000     4.805      11/12/1999        49,745
                  24,953     4.51       11/18/1999        24,807
                   2,553     4.675      11/18/1999         2,538
                   3,336     4.755      11/26/1999         3,314
                   9,492     4.80       11/26/1999         9,428
                   1,416     4.815      11/26/1999         1,406
                  50,000     4.64       12/02/1999        49,606
                  50,000     4.75       12/02/1999        49,606
                  44,686     4.77       12/02/1999        44,333
                  25,519     4.785      12/02/1999        25,318
                  50,000     4.80       12/02/1999        49,606
                  10,000     4.36       12/09/1999         9,912
                   7,088     4.55       12/09/1999         7,025
                  50,000     4.68       12/09/1999        49,559
                  17,390     4.66        1/06/2000        17,169

                   Face    Interest      Maturity         Value
Issue             Amount     Rate          Date         (Note 1a)

                    US Government Obligations* (concluded)

US Treasury     $ 50,000     4.735%      1/06/2000    $   49,364
Bills             26,433     4.75        1/06/2000        26,097
(concluded)       50,000     4.80        1/06/2000        49,364
                  40,737     4.80        1/13/2000        40,186
                  15,000     4.81        1/13/2000        14,797
                   4,358     4.82        1/13/2000         4,299
                  10,927     4.83        1/13/2000        10,779
                  30,000     4.85        1/13/2000        29,594
                  21,176     4.90        2/17/2000        20,790
                   1,311     4.81        3/02/2000         1,284
                  49,000     4.83        3/30/2000        47,820
                   5,456     4.85        3/30/2000         5,325

US Treasury      170,930     5.625      10/31/1999       171,011
Notes            225,000     5.875      11/15/1999       225,318
                  31,650     7.875      11/15/1999        31,769
                  50,000     5.625      11/30/1999        50,063
                 162,765     7.75       11/30/1999       163,579
                  24,500     5.375       1/31/2000        24,523
                 155,968     7.75        1/31/2000       157,333
                 168,500     5.875       2/15/2000       168,974
                  25,000     5.50        3/31/2000        25,047
                  24,500     5.625       4/30/2000        24,707
                  10,000     6.75        4/30/2000        10,022
                  28,000     6.25        5/31/2000        28,184
                   3,000     4.50        9/30/2000         2,972
                   2,500     4.625      11/30/2000         2,475

Total US Government Obligations
(Cost--$2,207,337)                                     2,207,917

Total Investments
(Cost--$2,207,337)--99.1%                              2,207,917

Other Assets Less Liabilities--0.9%                       19,022
                                                      ----------
Net Assets--100.0%                                    $2,226,939
                                                      ==========


[FN]
*US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed rates upon maturity.

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1999
Assets:
Investments, at value (identified cost--$2,207,336,829++) (Note 1a)                                      $ 2,207,916,716
Interest receivable                                                                                           19,966,251
Prepaid registration fees and other assets (Note 1d)                                                             129,272
                                                                                                         ---------------
Total assets                                                                                               2,228,012,239
                                                                                                         ---------------
Liabilities:
Payables:
 Distributor (Note 2)                                                                 $       606,113
 Investment adviser (Note 2)                                                                  154,042
 Beneficial interest redeemed                                                                   2,014            762,169
                                                                                      ---------------
Accrued expenses and other liabilities                                                                           311,288
                                                                                                         ---------------
Total liabilities                                                                                              1,073,457
                                                                                                         ---------------
Net Assets                                                                                               $ 2,226,938,782
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized                                                                                        $   222,635,890
Paid-in capital in excess of par                                                                           2,003,723,005
Unrealized appreciation on investments--net                                                                      579,887
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 2,226,358,895 shares of
beneficial interest outstanding                                                                          $ 2,226,938,782
                                                                                                         ===============


++Cost for Federal income tax purposes was $2,207,336,829. As of September 30, 1999, net unrealized appreciation for Federal income tax purposes amounted to $579,887, of which $865,624 related to appreciated securities and $285,737 related to depreciated securities.

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   55,451,487

Expenses:
Investment advisory fees (Note 2)                                                     $     4,924,893
Distribution fees (Note 2)                                                                  1,475,647
Transfer agent fees (Note 2)                                                                  211,356
Accounting services (Note 2)                                                                   87,673
Custodian fees                                                                                 54,365
Professional fees                                                                              35,984
Registration fees (Note 1d)                                                                    30,097
Printing and shareholder reports                                                               16,408
Trustees' fees and expenses                                                                    16,170
Pricing fees                                                                                    1,078
Other                                                                                          22,002
                                                                                      ---------------
Total expenses                                                                                                 6,875,673
                                                                                                         ---------------
Investment income--net                                                                                        48,575,814
Realized Gain on Investments--Net (Note 1c)                                                                      163,468
Change in Unrealized Appreciation/Depreciation on Investments--Net                                               866,709
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    49,605,991
                                                                                                         ===============

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                        For the Six          For the
                                                                                       Months Ended         Year Ended
Increase (Decrease) in Net Assets:                                                  September 30, 1999    March 31, 1999
Operations:
Investment income--net                                                                $    48,575,814    $   109,730,665
Realized gain on investments--net                                                             163,468            612,263
Change in unrealized appreciation/depreciation on investments--net                            866,709           (283,038)
                                                                                      ---------------    ---------------
Net increase in net assets resulting from operations                                       49,605,991        110,059,890
                                                                                      ---------------    ---------------
Dividends and Distributions to Shareholders (Note 1e):
Investment income--net                                                                    (48,575,814)      (109,730,665)
Realized gain on investments--net                                                            (163,468)          (612,263)
                                                                                      ---------------    ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                           (48,739,282)      (110,342,928)
                                                                                      ---------------    ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                        4,241,370,110     12,307,978,765
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                  48,702,733        110,228,041
                                                                                      ---------------    ---------------
                                                                                        4,290,072,843     12,418,206,806
Cost of shares redeemed                                                                (4,519,127,024)   (12,242,619,940)
                                                                                      ---------------    ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                             (229,054,181)       175,586,866
                                                                                      ---------------    ---------------
Net Assets:
Total increase (decrease) in net assets                                                  (228,187,472)       175,303,828
Beginning of period                                                                     2,455,126,254      2,279,822,426
                                                                                      ---------------    ---------------
End of period                                                                         $ 2,226,938,782    $ 2,455,126,254
                                                                                      ===============    ===============
See Notes to Financial Statements.


CMA TREASURY FUND
FINANCIAL HIGHLIGHTS
                                                        For the Six
The following per share data and ratios have been derived  Months
from information provided in the financial statements.     Ended
                                                          Sept. 30,               For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                     1999         1999         1998          1997         1996
Per Share Operating Performance:
Net asset value, beginning of period                   $     1.00   $     1.00    $     1.00    $     1.00    $     1.00
                                                       ----------   ----------    ----------    ----------    ----------
Investment income--net                                      .0204        .0438         .0475         .0461         .0498
Realized and unrealized gain (loss) on
investments--net                                            .0004        .0001         .0008        (.0001)        .0001
                                                       ----------   ----------    ----------    ----------    ----------
Total from investment operations                            .0208        .0439         .0483         .0460         .0499
                                                       ----------   ----------    ----------    ----------    ----------
Less dividends and distributions:
   Investment income--net                                  (.0204)      (.0438)       (.0475)       (.0461)       (.0498)
   Realized gain on investments--net                       (.0001)      (.0002)       (.0005)       (.0001)       (.0003)
                                                       ----------   ----------    ----------    ----------    ----------
Total dividends and distributions                          (.0205)      (.0440)       (.0480)       (.0462)       (.0501)
                                                       ----------   ----------    ----------    ----------    ----------
Net asset value, end of period                         $     1.00   $     1.00    $     1.00    $     1.00    $     1.00
                                                       ==========   ==========    ==========    ==========    ==========
Total Investment Return                                     4.09%*       4.50%         4.92%         4.74%         5.14%
                                                       ==========   ==========    ==========    ==========    ==========
Ratios to Average Net Assets:
Expenses                                                     .57%*        .58%          .60%          .59%          .60%
                                                       ==========   ==========    ==========    ==========    ==========
Investment income and realized gain on
investments--net                                            4.07%*       4.37%         4.82%         4.59%         5.01%
                                                       ==========   ==========    ==========    ==========    ==========
Supplemental Data:
Net assets, end of period (in thousands)               $2,226,939   $2,455,126    $2,279,822    $1,968,516    $1,791,760
                                                       ==========   ==========    ==========    ==========    ==========

*Annualized.

 See Notes to Financial Statements.



CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end investment management company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $500 million;
 .425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and .375% of the average daily net assets in excess of $1 billion.


CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



CMA TREASURY FUND
OFFICERS AND TRUSTEES


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Jacqueline Rogers--Vice President
Donald C. Burke--Vice President and Treasurer
William E. Zitelli--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].